YIFAN COMMUNICATIONS, INC.
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

         This Non-Employee Directors' Stock Option Plan of Yifan Communications, Inc. was approved by the Board of Directors of the corporation on August 14, 2000 and ratified by the written consent of the holders of a majority of the corporation's issued and outstanding common stock on September 22, 2000.

                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

       (a)    "Board" shall mean the Board of Directors of the Company.

       (b) "Company" shall mean Yifan Communications, Inc., a Delaware corporation.

       (c) "Date of Grant" shall mean (i) the Effective Date of the Plan with respect to persons who are Eligible Directors of the Company on the Effective Date, (ii) each date when a new Eligible Director is appointed to serve as a member of the Company's Board of Directors until the next annual meeting of the stockholders, and (iii) each other date on which the stockholders of the Company shall elect directors at an annual meeting.

       (d) "Fair Market Value" shall mean the closing sales price, or the mean between the closing high "bid" and low "asked" prices, as the case may be, of the Stock in the over-the-counter market on the day on which such value is to be determined, as reported by the National Association of Securities Dealers Automated Quotation System or successor national quotation service. If the Stock is listed on a national securities exchange, "Fair Market Value" shall mean the closing price of the Stock on such national securities exchange on the day on which such value is to be determined, as reported in the composite quotations for securities traded on such exchange provided by the National Association of Securities Dealers or successor national quotation service. In the event no such quotations are available for the day in question, "Fair Market Value" shall be determined by reference to the appropriate prices on the next preceding day for which such prices are reported. In all other events, "Fair Market Value" shall be determined by the Board of Directors in good faith.

       (e) "Effective Date of the Plan" shall mean 12:01 a.m. on September 25, 2000.

       (f) "Eligible Director" shall mean any Director of the Company who is not a salaried employee of or exclusive, full-time consultant to the Company or its subsidiaries.

       (g) "Option" shall mean an Eligible Director's stock option to purchase stock granted pursuant to the provisions of Article V hereof.

       (h) "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

       (i) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

       (j) "Plan" shall mean the United States Western Resource Technologies, Inc. Outside Directors' Stock Option Plan, the terms of which are set forth herein.

       (k) "Stock" shall mean the common stock, par value $.008 per share, of the Company as described in an amendment to the Company's
              Certificate of Incorporation dated September 22, 2000 and effective at 12:01 a.m. on September 25, 2000. In the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, then the term Stock shall include such other stock or securities.

       (l) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.

                                   ARTICLE II
                                    THE PLAN

         2.1 Name. This Plan shall be known as the "Yifan Communications, Inc. Non-Employee Directors' Stock Option Plan."

         2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Eligible Directors of the Company an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

         2.3 Termination Date. The Plan shall terminate and no further Options shall be granted hereunder upon the tenth anniversary of the Effective Date of the Plan.

                                   ARTICLE III
                                  PARTICIPANTS

         Each Eligible Director shall participate in the Plan, provided that he is elected to a regular term as such a member at an annual meeting of stockholders, or any adjournment thereof.

                                   ARTICLE IV
                         SHARES OF STOCK SUBJECT TO PLAN

         4.1 Limitations. Subject to the provisions of Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 500,000 shares of Stock. Shares of Stock subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided however, the shares of Stock with respect to which an Option has been exercised shall not again be available for Option hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering such unexercised shares.

         4.2 Antidilution. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend:

         (a)      The  aggregate  number  and kind of  shares of Stock for which
                  Options   may  be   granted   hereunder   shall  be   adjusted
                  appropriately;

         (b) The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately; and

         (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to the date on which such Option would otherwise have become exercisable pursuant to Sections 5.4 and 5.5.

         The foregoing adjustments and the manner of applications thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

                                    ARTICLE V
                                     OPTIONS

         5.1 Option Grant, Number of Shares and Agreement. On the Effective Date of this Plan, and on each subsequent Date of Grant, each Eligible Director of the Company shall automatically be granted an Option to purchase 25,000 shares of Common Stock. Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant and executed by the Company and the Optionee, stating the Option's duration, time of exercise, and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

         5.2 Option Price. The Option price of the Stock subject to each Option shall be the Fair Market Value of the Stock on its Date of Grant.

         5.3 Exercise Period. The period for the exercise of each Option shall expire on the tenth anniversary of the Date of Grant.

         5.4 Option Exercise.

         (a) Any Option granted under the Plan shall become fully vested and exercisable in full on the date of the first annual meeting of the stockholders following the date of grant, provided the Eligible Director has not voluntarily resigned, or been removed "for cause" as a member of the Board of Directors on or prior to the date of the meeting. An Option shall remain exercisable after its exercise date at all times during the exercise period, regardless of whether the Optionee thereafter continues to serve as a member of the Board.

         (b) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than 100 shares of Stock unless the remaining shares of Stock that are so exercisable are less than 100 shares of Stock. The Option price is to be paid in full in cash upon the exercise of the Option. The holder of an Option shall not have any of the rights of a Stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to him upon the exercise of his Option.

         (c) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company at said office of the full amount of the Option price for such number of shares.

         5.5 Nontransferability of Option. Options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed). In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee) or by his personal representative.

                                   ARTICLE VI
                               STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the Plan may provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.

                                   ARTICLE VII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board may at any time terminate the Plan, and may at any time and from time to time and, in any respect amend or modify the Plan. No suspension, termination, modification or amendment of the Plan may, without the consent of the person to whom an Option shall theretofore have been granted, affect the rights of such person under such Option.

                                   ARTICLE VII
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Plan Binding on Successors. The Plan shall be binding upon the successor and assigns of the Company.

         9.2 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         9.3 Headings, etc., Not Part of Plan. Headings of articles and paragraphs hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

         IN WITNESS WHEREOF, this Non-Employee Directors' Stock Option Plan has been executed in Flushing, Queens, New York, this 22nd day of September, 2000.

YIFAN COMMUNICATIONS, INC.                     ATTEST




/s/ Yifan He                                   /s/ Sally A. Fonner
--------------------                           ---------------------------
Yifan He, President                            Sally A. Fonner, Secretary